UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 17, 2008 (March 17, 2008)

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01 – Regulation FD Disclosure

On March 17, 2008, Coventry Health Care, Inc. (“the Company”) issued a news release stating that the Company will update its publicly disclosed financial expectations for the first quarter and full fiscal year 2008. A copy of the news release is furnished herewith as Exhibit 99.1. On March 18, 2008, Shawn M. Guertin, Chief Financial Officer of the Company, will be presenting at the Lehman Brothers Global Healthcare Conference in Miami, Florida. The public may access a live webcast of the presentation and accompanying slides which will review highlights of the Company’s business performance and financial outlook. The accompanying slides are furnished herewith as exhibit 99.2. The exhibits are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in the Company’s filings under the Securities Exchange Act of 1933.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release updating financial expectations for the first quarter and full fiscal year 2008.
99.2	Slide presentation for the Lehman Brothers Global Healthcare Conference on March 18, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President, Chief Financial Officer and Treasurer
Dated: March 17, 2008

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release updating financial expectations for the first quarter and full fiscal year 2008.
99.2	Slide presentation for the Lehman Brothers Global Healthcare Conference on March 18, 2008.